SGI Reports Preliminary Financial Results for Second Quarter of Fiscal 2014, Positive Outlook for Second Half FY14

MILPITAS, CA -- (Marketwired - January 14, 2014) - SGI (NASDAQ: SGI), the trusted leader in high performance computing and Big Data, today reported preliminary financial results for its fiscal second quarter ended Dec. 27, 2013. The company also provided a financial outlook for the second half of fiscal 2014 reflecting growth in its core HPC, Big Data, storage and services revenues. Separately today, the company also announced that it has entered into a partnership with SAP A.G., the market leader in enterprise software and software-related services, to jointly develop and deploy integrated, high-performance commercial solutions based on SGI's UV® in-memory compute technology and SAP's HANA in-memory database products. The company believes that this technology and marketing partnership expands its Total Addressable Market (TAM) by approximately $2 billion.

Preliminary Results for Second Quarter FY14
The following results are preliminary, and subject to adjustments. Final results are expected to be announced on Jan. 29, 2014.

  As expected, revenue in the company's Federal business, which includes U.S. government customers, system integrators, and higher education institutions, was impacted by the October 2013 government shutdown and its after-effects. Federal revenue was $44 million, down from $76 million in the prior quarter and $65 million in the same quarter one year ago.
  Excluding Federal, core revenues for HPC, Big Data, storage and services were $63 million, up 14% from $55 million in the prior quarter and down 7% from $68 million in the same quarter a year ago.
  Core revenue (including Federal) was approximately $107 million, which compares with $132 million in the prior quarter and $133 million in the same quarter a year ago.
  Revenue related to the legacy cloud, which is generally commodity servers for provisioning cloud infrastructure, was approximately $9 million, which compares with $16 million in the prior quarter and $38 million in the fiscal second quarter of 2013. The company is continuing to exit commoditized legacy account relationships.
  Total revenue is expected to be approximately $116 million, which compares with $148 million in the prior quarter and $171 million in the fiscal second quarter of 2013.
  GAAP gross margin for the quarter is expected to be approximately 29%, which compares with 26% in the prior quarter and 28% in the same quarter a year ago. Non-GAAP gross margin is expected to be approximately 30%, which compares with 29% in the prior quarter and 29% in the same quarter one year ago.
  Adjusted EBITDA is expected to be a loss of approximately $(4) million, which compares with adjusted EBITDA of $5 million in the prior quarter and $6.5 million in the same quarter a year ago.
  GAAP net loss for the second quarter is expected to be $(12.5) to $(13.5) million, or $(0.37) to $(0.40) per share, which compares with a loss of $(7) million, or $(0.20) per share in the prior quarter and net income of $1 million, or $0.03 per share in the second quarter of fiscal 2013.
  Non-GAAP net loss for the second quarter is expected to be $(7.5) to $(8.5) million, or $(0.21) to $(0.24) per share, which compares with non-GAAP net income of $1 million, or $0.04 per share, in the prior quarter and non-GAAP net income of $3 million, or $0.10 per share in the same quarter a year ago.

Jorge Titinger, president and CEO, said, "As expected, our results in the fiscal second quarter were impacted by the government shutdown and its after-effects. Outside of our Federal business, in the second quarter we grew core revenue 14% sequentially, reflecting initial traction from our strategic focus on providing integrated HPC and Big Data solutions across key vertical markets. We are accelerating our initiatives to further penetrate the enterprise market with our extreme high performance in-memory UV system, including the SAP partnership announced today. We expect to achieve strong growth in core revenue and greater profitability in the second half of our fiscal year. However, this growth likely will be less than originally expected due to near-term delays in certain federal programs. With a new federal budget in place, we believe that our federal customers will begin to gain visibility of funding for mission-critical programs in the coming weeks. We therefore remain positive on the long-term outlook for growth, based on increasing traction with enterprise and international customers, increasing penetration of new agencies and departments within the federal government, and an eventual return to historical spending levels for most current federal customers."

Outlook
SGI provides technical computing solutions to large government, higher education, and commercial customers. Any given customer deal can include a varying mix of compute and storage hardware, software, and services, and generally will carry terms that result in most of the product revenue associated with the deal being recognized upon final shipment or acceptance of the system. The timing of booking, installation, and acceptance of large deals is difficult to predict and can cause significant swings in quarterly revenue. The company derives a significant portion of its revenue from the U.S. government and from third parties and educational institutions that receive funding from the U.S. government. Government shutdowns, protracted Federal budget deliberations, and other disruptions in the timely funding or acceptance of government-related programs can impact the approval, installation and final acceptance of systems. Management provides guidance on revenue and other items based on its current expectations of the timing of revenue and associated costs; however there can be no assurance that revenues and associated costs will be recognized according to expected schedules and management assumes no obligation to update its guidance if the timing of revenues or other circumstances in the business differ from current expectations.

Based on current expectations of the timing of customer decisions and system acceptances, the company provides the following outlook for the second half of its fiscal year:

  Total revenue for the second half of fiscal 2014 is expected to be in the range of $260 - $300 million.
  Excluding Federal, core revenue for the second half of fiscal 2014 is expected to grow at least 30% compared with the second half of fiscal 2013. Including Federal, core revenue is expected to be in the range of flat to up 10%.
  The company reaffirmed its long-term (12-24 months) target operating model of non-GAAP gross margins of 31-33% and non-GAAP operating margins of 8-12%.

Event
SGI will present today at the 16th Annual Needham Growth Conference, to be held at the New York Palace Hotel in New York City on Tuesday, January 14 at 3:30 pm Eastern Time. Live and archived audio webcasts of the company's sessions will be available on the "Events" section of SGI's investor website at http://investors.sgi.com/events.cfm.

About SGI
SGI, the trusted leader in high performance computing (HPC), is focused on helping customers solve their most demanding business and technology challenges by delivering technical computing, Big Data analytics, cloud computing, and petascale storage solutions that accelerate time to discovery, innovation, and profitability. Visit sgi.com (sgi.com/) for more information.

Connect with SGI on Twitter (@sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn.

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Reconciliation of Non-GAAP Financial Measures for the 3 Months Ended Dec.
 27, 2013
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Expected GAAP Gross Margin              28.7%
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Expected Manufacturing Transition Costs 0.6%
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Expected Stock Compensation Expense     0.4%
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Expected Intangibles Amortization       0.3%
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Expected Restructuring and severance
 expense                                0.4%
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Expected Non-GAAP Gross Margin          30.4%
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Expected GAAP Net Loss                  $(12.5 to $14.5) million, or $(0.37)
                                        to $(0.40) per share
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Expected Manufacturing Transition Costs $2 million, or $0.06 per share
----------------------------------------------------------------------------
Expected Stock Compensation Expense     $2 million, or $0.07 per share
----------------------------------------------------------------------------
Expected Intangibles Amortization       $1 million, or $0.03 per share
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Expected Restructuring and severance
 expense                                $1 million, or $0.03 per share
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Expected Gain on equity investment      $(1.5) million, or $(0.05) per share
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Expected Other non-recurring Costs      $0.5 million, or $0.2 per share
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Expected Non-GAAP Net Loss              $(7.5 to $8.5) million, or $(0.21)
                                        to $(0.24) per share
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Expected Earnings Before Interest,
 Income Taxes, Depreciation, and
 Amortization (EBITDA)                  $(8 to $9) million
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Expected Manufacturing Transition costs $2 million
----------------------------------------------------------------------------
Expected Stock Compensation Expense     $2 million
----------------------------------------------------------------------------
Expected Restructuring and severance
 expense                                $1 million
----------------------------------------------------------------------------
Expected Gain on equity investment      $(1.5) million
----------------------------------------------------------------------------
Expected Other non-recurring Costs      $0.5 million
----------------------------------------------------------------------------
Expected Adjusted EBITDA                $(4 to $5) million
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Cautionary Statement Regarding Forward Looking Statements
The statements made in this press release regarding preliminary and projected financial results, as well as statements made later today at the Needham & Co. Growth Conference, including SGI's preliminary fiscal second quarter results and anticipated future growth and profitability, are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Actual results could differ materially from those described by these statements due to a number of uncertainties, including, but not limited to:

  Substantial sales to U.S. government entities, which are subject to the government's budgetary constraints;
  Customer concentration risks;
  Fluctuations in the buying patterns and sizes of customer orders from one quarter to the next;
  Increased competition causing SGI to sell products or services at lower margins than expected;
  Lengthy acceptance cycles of SGI's products by certain customers, development or product delivery delays, and delays in obtaining necessary components from suppliers;
  The addition of new customers or loss of existing customers;
  Unexpected changes in the price for, and the availability of, components from SGI's suppliers;
  SGI's ability to enhance its products with new and better designs and functionality;
  Actions taken by competitors, such as new product announcements or introductions or changes in pricing;
  Market acceptance of newer products; and
  Risks related to SGI's proposed transaction with Jabil Circuit, Inc. and its anticipated benefits for the company.

In addition, SGI's actual revenue for fiscal second quarter and growth in revenue and profitability for the fiscal year ending June 27, 2014 could differ materially from expectations for a number of reasons, including, but not limited to, changes driven by new accounting, regulations, interpretations or guidance and other risks as detailed in SGI's filings with the Securities and Exchange Commission ("SEC"), including those described in SGI's Annual Report on Form 10-K filed with the SEC Sept. 9, 2013 and SGI's Form 10-Q filed with the SEC Nov. 4, 2013 under the caption "Risk Factors", which are available at the SEC's web site at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. SGI undertakes no obligation to update the information in this earnings release or the related earnings conference call, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Use of Non-GAAP Financial Measures
This press release and the company's presentation today at the Needham & Co. Growth Conference includes financial measures that are not determined in accordance with U.S. generally accepted accounting principles ("GAAP"), including non-GAAP gross margin, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in evaluating the company's operating performance and analyzing our business operations. Management may exclude the following items from one or more of non-GAAP measures: (1) share-based compensation; (2) amortization of intangible assets; (3) restructuring and severance charges; (4) excess and obsolete inventory write-off; (5) manufacturing transition costs; (6) gains or losses on investments; and (7) other non-recurring costs, including settlements and other items. Such measures are adjusted as described in the reconciliation of GAAP and non-GAAP numbers included in this release, if applicable; but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring.

In addition, management uses these non-GAAP financial measures to facilitate its review of the comparability of SGI's core operating performance on a period to period basis as well as to better understand the fundamental economics of a specific period's operational and financial performance. Management uses this view of SGI's operating performance for purposes of comparison with its business plan and individual operating budgets and allocations of resources.

Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating SGI's financial and operational performance in the same way that management evaluates the company's financial performance. However, these non-GAAP financial measures have limitations as an analytical tool, as they exclude the financial impact of transactions necessary or advisable for the conduct of SGI's business, such as the granting of equity compensation awards and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Hence, to compensate for these limitations, management does not review these non-GAAP financial metrics in isolation from its GAAP results, nor should investors. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between SGI's GAAP and non-GAAP financial results is provided in this press release. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in this release and SGI's SEC filings.

For a full reconciliation of historical non-GAAP measures referenced in this press release or today's presentation to the comparable measures under GAAP, please refer to the company's press releases on its website at www.sgi.com.

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Contact Information:

SGI Investor Relations
John Swenson
+1-669-900-8129
jswenson@sgi.com